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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549


                                  FORM 8-K


                               CURRENT REPORT
   Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 20, 2005
                                                 -----------------------------

                      ENGINEERED SUPPORT SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Charter)

        MISSOURI                       0-13880                 43-1313242
(State of Incorporation)        (Commission File No.)        (IRS Employer
                                                           Identification No.)


201 Evans Lane, St. Louis, Missouri                              63121
(Address of principal executive officer)                       (Zip Code)


Registrant's telephone number including area code: (314) 553-4000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 1.01         Entry into a Material Definitive Agreement.

         On December 20, 2005, Engineered Support Systems, Inc. (the "Company") made determinations under the Company's Executive Incentive Performance Plan as to the achievement by its executive officers of performance objectives applicable to fiscal 2005 and of the actual bonus awards which will be paid to those executive officers for that year. All of the executive officers of the Company participate in the Executive Incentive Performance Plan.

         Under the plan, target bonuses and performance objectives are set in advance for the fiscal year by the Compensation Committee for certain of the executive officers and by Company management for all other executive officers. The plan pays up to 200% of the target bonus as a cash bonus award to a participant based on the participant's achievement of those performance objectives during the fiscal year. Bonuses for a fiscal year are paid by the Company to participants in December or January of the following fiscal year, depending on each participant's particular election.

         Actual bonus awards for fiscal 2005 range from 0% to 120% of the executive officer's base salary in effect for fiscal 2005. The actual bonus awards payable to the Company's named executive officers for fiscal 2005 are:

         Name                                    2005 Actual Bonus
         ----                                    -----------------

         Gerald A. Potthoff                          $      0
         Gary C. Gerhardt                             267,300
         Daniel A. Rodrigues                          121,500
         Dan D. Jura                                   69,270
         Steven J. Landmann                            73,320
         Michael F. Shanahan, Sr. (1)                 750,000
         Ronald W. Davis (2)                          136,002

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         (1) Mr. Shanahan received a bonus for that portion of fiscal 2005 during which he served as executive Chairman of the Board.

         (2) Mr. Davis received a bonus for that portion of fiscal 2005 during which he served as President, Business Development.

         Target bonuses and salaries for executive officers for fiscal 2006 also were set by the Company. Actual target bonus amounts for fiscal 2006 range from 12.8% to 60% of the executive officer's base salary. Salaries for fiscal 2006 increased between 0% and 18.4% from salaries in effect as of the end of 2005. The actual target bonuses and salaries for the Company's named executive officers for fiscal 2006 are:

         Name                      Base Salary for 2006      2006 Target Bonus
         ----                      --------------------      -----------------

         Gerald A. Potthoff                $720,000              $432,000
         Gary C. Gerhardt                   600,000               360,000
         Daniel A. Rodrigues                400,000               240,000
         Dan D. Jura                        229,500                76,500
         Steven J. Landmann                 220,000                86,000

         The Company is in the process of setting performance objectives for executive officers for fiscal 2006.




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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ENGINEERED SUPPORT SYSTEMS, INC.


Date:    December 27, 2005             BY: /s/ Gary C. Gerhardt
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                                       Gary C. Gerhardt
                                       Vice Chairman and Chief Financial Officer